Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gartner, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Eugene A. Hall Chief Executive Officer of the Company, and Christopher J. Lafond, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Eugene A. Hall
Name:     Eugene A. Hall

Title:	Chief Executive Officer
Date: February 19, 2010

/s/  Christopher J. Lafond
Name:     Christopher J. Lafond

Title:	Chief Financial Officer
Date: February 19, 2010

A signed original of this written statement required by Section 906 has been provided to Gartner, Inc. and will be retained by Gartner, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.